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                                                                    EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Republic Bancshares, Inc. (the "Company") on Form 10-Q for the three months ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, William R. Falzone, Executive Vice President and Treasurer of the Company, hereby certifies pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9, 2003

/s/  William R. Falzone
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William R. Falzone
Executive Vice President and Treasurer

A signed original of this written statement required by Section 906 has been provided to Republic Bancshares, Inc. and will be retained by Republic Bancshares, Inc. and furnished to the Securities Exchange Commission or its staff upon request.